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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported) December 31, 2002

                         Federal Realty Investment Trust
                         -------------------------------
             (Exact name of registrant as specified in its charter)



                Maryland                   1-07533            52-0782497
      -----------------------------   ----------------   -------------------
      (State or other jurisdiction    (Commission        (IRS Employer
      of incorporation)               File Number)       Identification No.)



      1626 East Jefferson Street, Rockville, Maryland        20852-4041
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      (Address of principal executive offices)               (Zip Code)



      Registrant's telephone number including area code: 301/998-8100
                                                         ------------


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Item 9.   Regulation FD Disclosure

          Federal Realty Investment Trust hereby furnishes the following supplemental data pertaining to its portfolio of properties at December 31, 2002.

          99   Supplemental information at December 31, 2002


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FEDERAL REALTY INVESTMENT TRUST



Date: February 12, 2003                 /s/ Larry E. Finger
                                        ---------------------------------------
                                        Larry E. Finger
                                        Senior Vice President,
                                        Chief Financial Officer and Treasurer